ADDENDUM TO EMPLOYMENT AGREEMENT


         THIS ADDENDUM TO EMPLOYMENT AGREEMENT ("Addendum") is made and entered into on the 1st day of November, 1999 by and between CNL American Properties Fund, Inc., a Florida corporation (the "Company") and Curtis McWilliams ("Executive") (collectively referred to as "the Parties").

         In consideration of the mutual covenants set forth below, the Company and the Executive agree as follows:

         1. This Addendum incorporates by reference the terms of the Employment Agreement entered into by the Parties dated August 26, 1999, the validity and enforceability of which the Parties hereby acknowledge (the "Agreement").

         2. The Parties agree that Section 6 of the Agreement does not alter Executive's entitlement to any deferred compensation otherwise due and owing to Executive in the event of Executive's termination pursuant to the terms of a deferred compensation plan.

         3. The Parties agree that Executive shall not be in breach of the nondisparagement provision of Section 7.4 of the Agreement if Executive is compelled to act by subpoena or other legal mandate.

         4. Notwithstanding any terms of the Agreement to the contrary, the Parties agree that if the Agreement is assigned to and assumed by a purchaser of the Company and the purchaser subsequently desires to assign the Agreement to another person or entity, the Executive must consent in writing to any such desired assignment. If Executive does not consent, Executive shall terminate his employment with Good Reason upon written notice pursuant to Section 5.5, and shall be entitled to and bound by those terms of the Agreement applicable to terminations by Executive for Good Reason.

         IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date first above written.


                                         By:
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Witness
                                              Date:
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                                              On behalf of the Company



                                          By:
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Witness                                              (Executive)
                                              Date:
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